                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 4, 2000
                  --------------------------------------------
                                (Date of Report)



                                NEORX CORPORATION
  ---------------------------------------------------------------------------
                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             WASHINGTON                        0-14116                     91-1261311
    ----------------------------         ---------------------        --------------------
    (State or Other Jurisdiction         (Commission File No.)            (IRS Employer
         of Incorporation)                                              Identification No.)


            410 WEST HARRISON STREET, SEATTLE, WASHINGTON 98119-4007
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               (Address of principal executive offices)   (Zip Code)

                                 (206) 281-7001
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              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         The Company has updated its Skeletal Targeted Radiotherapy (STR) phase I/II data.

         See Exhibit 99.1 for additional information.

ITEM 7.  EXHIBITS

99.1     Press release dated December 4, 2000

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEORX CORPORATION



Dated:  December 5, 2000                By /s/ RICHARD L. ANDERSON
                                           -----------------------------------
                                           Richard L. Anderson
                                           President and Chief Operating Officer



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                                  EXHIBIT INDEX

         Exhibit No.
         -----------
         99.1            Press Release dated December 4, 2000



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